Property on Operating Leases (Tables)	12 Months Ended
Mar. 31, 2014
Future Minimum Lease Rentals Expected to Be Received from Property on Operating Leases

Future minimum lease rentals expected to be received from property on operating leases at March 31, 2014 are as follows:

Years ending March 31	Yen (millions)
2015	¥380,146
2016	247,759
2017	89,967
2018	9,148
2019	2,058

Total future minimum lease rentals	¥729,078